                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       DENTAL SERVICES OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                        DENTAL SERVICES OF AMERICA, INC.
                      12000 BISCAYNE BOULEVARD, SUITE 200
                             NORTH MIAMI, FL 33181



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To our Shareholders:

     The Annual Meeting of Shareholders of Dental Services of America, Inc. (the "Company") will be held at 12000 Biscayne Boulevard, Suite 200, North Miami, Florida on Monday, June 16, 1997, at 10:00 A.M., Eastern Time, to:

     1.   Elect four directors.

     2.   Approve the appointment of independent auditor.

     3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 12, 1997 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting.



                                         By Order of the Board of Directors


May 20, 1997



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN IT PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING AND WILL AVOID THE EXPENSE OF AN ADDITIONAL SOLICITATION.

                                                                  May 20, 1997
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Dental Services of America, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, June 16, 1997, and at any adjournment thereof.

     The Board requests that all shareholders complete the enclosed proxy card, and sign, date and return it as promptly as possible since the holders of record of a majority of the outstanding shares must be present in person or represented by proxy at the Annual Meeting in order to hold the Meeting.

     Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

     The Company's By-Laws require an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote for approval of each of the items listed on the proxy card and described herein, with the exception of election of directors, which requires a majority of the votes cast to elect.

     At May 12, 1997, the record date, there were 8,228,714 shares of Common Stock outstanding and entitled to one vote each at the Annual Meeting.

     This Proxy Statement is first being mailed on or about May 22, 1997.

                             ELECTION OF DIRECTORS

The persons named in the enclosed proxy card will vote to elect the four (4) proposed nominees named below unless contrary instructions are given in the proxy card. The election of directors shall be by the affirmative vote of the holders of a majority of the shares voting in person or by proxy at the meeting. Each director is to hold office until the next annual meeting and until his successor is elected and qualified.

The names and certain information concerning the persons nominated by the Board of Directors to become directors at the meeting are set forth below. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR the election of each of the nominees named below, each of whom is currently a director. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy card. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the nominees is relevant to your consideration of the slate proposed by the Board of Directors:

     BEATRICE HORTON CRAPP, 44, is president of Community Marketing and Development Inc., a state certified firm which provides management and technical assistance to private and public organizations, since 1994. From 1988 to 1994 she was President of Confidential Mortgage Corporation, a lender approved by the FHA and VA. She was elected as a director in April 1997.

     PAULO DOMINGUEZ, 27, is the founder of Dental Practice Administrators
(DPA), a wholly-owned subsidiary of the Company. Prior to founding DPA, Mr. Dominguez was Operations Manager for Advanced Attention Dental Care, a Miami, Florida dental clinic, from 1993 to 1995. From 1991 to 1993, Mr. Dominguez was general manager of an orthodontic dental practice based in Sunrise, Florida. He has been a director since 1996.

     HERSHEL KRASNOW, 73, has been a Senior Vice President of First Security Investments, Inc. since March 1997. He was Senior Vice President of Josephthal Lyon & Ross, Incorporated, an investment banking firm, from April, 1990 to 1997. Mr. Krasnow has been in the investment banking business for over 35 years. He is a director of Windsor

Capital Corp. Mr. Krasnow is also a director of International Asset Management Group, Inc., and other private companies. He was elected as a director in 1996.

     ROBERT M. LEOPOLD, 70, has been President of Huguenot Associates, Inc., a financial and business consulting company, since 1977, and Chairman of the Board of International Asset Management Group, Inc. since 1983. Huguenot Associates, Inc. is a wholly owned subsidiary of IAMG. From June 1982 to December 1990, Mr. Leopold held various positions with Insituform of North America, Inc., including Vice Chairman (1982-1986), Chief Executive officer (1986 - 1989), Chairman (1986
- 1987) and Advisor to the Chairman (1989 - 1990). Mr. Leopold was also a director of Insituform Mid-America, Inc. Mr. Leopold is currently a consultant to Insituform Technologies, Inc. Mr. Leopold is a director of H.E.R.C. Products Incorporated, Infodata Systems, Inc., Windsor Capital Corp., and Standard Security Life Insurance Company of New York, a wholly owned subsidiary of Independence Holding Company. He was elected as a director in 1996.

     BOARD COMMITTEES

     The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee will receive regular reports from the Chief Operating Officer regarding the business operations of the Company and will supervise the operations of the Company between meetings of the Board of Directors. Paulo Dominguez and Hershel Krasnow serve as members of the Executive Committee. The Audit Committee will review with the Company's independent accountants, the scope of their audit and their report thereon. The Compensation Committee will review and approve the compensation of executive offices and responsible for administering the
Company's stock option plans.   Beatrice Horton Crapp and Hershel Krasnow serve
as members of the Audit Committee and of the Compensation Committee. Mr. Krasnow serves as Chairman of the Executive Committee, the Audit Committee and the Compensation Committee.

     ATTENDANCE AT MEETINGS

     During the fiscal year ended September 30, 1996, the Board of Directors held a total of eight meetings which all directors attended.

     EXECUTIVE COMPENSATION

     No officer, director or employee of the Company received compensation in excess of $50,000 during the fiscal year ended September 30, 1996, or during any prior fiscal year, and no officer, director or employee is expected to receive compensation in excess of $100,000 during fiscal 1997.

     Mr. Paulo Dominguez, a director of the Company and President of DPA, is employed by the Company pursuant to a three-year employment agreement extending through June 30, 1999. The agreement provides for a base salary of $50,000 during the first year, $55,000 during the second year, and $60,000 during the third year. One-fourth of Mr. Dominguez's first year salary will be paid on a deferred basis during the second year. Mr. Paul Rothman was appointed President of the Company in October, 1996, and currently receives a salary of $80,000 per year.

     INFORMATION CONCERNING STOCK OPTIONS

     The following table sets forth grants of stock options to the Company's directors and executive officers as of the date hereof.

                              No. of  Exercise  Expiration
     Name                     Shares   Price       Date
     ----                     ------  --------  ----------

     Hershel Krasnow          40,000  $ .50      7/1/2001
     Hershel Krasnow          40,000  $1.75     10/1/2001
     Paulo Dominguez          15,000  $ .50      7/1/2001
     Paulo Dominguez          15,000  $1.75     10/1/2001
     Robert Leopold           10,000  $ .50      7/1/2001

                              No. of  Exercise  Expiration
     Name                     Shares    Price      Date
                              ------  --------  ----------
     Robert Leopold           10,000  $1.75     10/1/2001
     Beatrice Horton Crapp    10,000  $1.12      4/1/2002

     The Company's Board of Directors and shareholders have adopted two stock option plans (the "Plans"). Pursuant to the 1996 Director Stock Option Plan (the "Director Plan"), options to acquire a maximum of the greater of 500,000 shares or 5% of the number of shares of Common Stock then outstanding may be granted to directors of the Company. Pursuant to the 1996 Employee Stock Option Plan (the "1996 Plan"), options to acquire a maximum of the greater of 1,000,000 shares of Common Stock or 10% of the number of shares of Common Stock then outstanding may be granted to executive officers, employees (including employees who are directors), independent contractors and consultants of the Company. Options to purchase 105,000 shares at an exercise price of $.50 per share and an additional 105,000 shares at an exercise price of $1.75 per share have been granted under the Director Plan. Options to purchase 155,000 shares at prices ranging from $.50 to $1.75 per share have e been granted under the Director Plan. Options to purchase 155,000 shares at prices ranging from $.50 to $1.75 per share have been granted to employees and consultants of the Company under the 1996 Plan. The Company is in the process of finalizing additional grants of options to certain consultants. The foregoing amounts do not include up to an additional 500,000 options which may be granted to such consultants.

     The Plans are administered by the Compensation Committee of the Board of Directors. The Compensation Committee will determine which persons will receive options and the number of options to be granted to such persons. The Director Plan also provides for annual mandatory grants of options to directors. See "Management - Director Compensation". The Compensation Committee will also interpret the provisions of the Plans and make all other determinations that it may deem necessary or advisable for the administration of the Plans.

     DIRECTOR COMPENSATION

     Directors will receive a directors fee of $200 per meeting for each Board of Directors meeting attended and $100 per meeting for each committee meeting attended.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July, 1996, the Company acquired 100% of the outstanding capital stock of DPA in a transaction in which the shareholders and certain other persons who had made investments in or provided services to DPA acquired from IAMG 4,370,000 shares of the Company's common stock and 1,820,000 Non-Public Warrants formerly held by IAMG. Persons receiving securities of the Company in such transaction include Paulo Dominguez (665,500 shares and 500,000 Warrants).

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, each director, director nominee, the Company's Chief Executive Officer, and all officers and directors of the Company, as a group, as of the date of this Proxy Statement, and their percentage ownership of Common Stock.

Name and Address of
Beneficial Owner              No. of  Shares(1)(2)  Percent of Class
----------------------------  --------------------  -----------------

International Asset            484,000               5.8%
Management Group, Inc.(3)
1101 96th Street
Miami, FL  33154

Paulo Dominguez                350,000               4.2%
600 N.E. 36th Street
Miami, FL 33137

Name and Address of
Beneficial Owner              No. of Shares(1)(2)   Percent of Class
-------------------           -------------------   ----------------
Roger Prieto, D.D.S.                  200,000              2.4%
850 East 40th Street
Hialeah, FL 33013

Hershel Krasnow(3)                    484,000              5.8%
1101 96th Street
Miami, FL  33154

Robert M. Leopold(3)                  484,000              5.8%
4 Gilder Street
Larchmont, NY 10504

Paul A. Rothman                        50,000              1%
13234 S.W. 104th Terrace
Miami, FL  33186

Beatrice Horton Crapp                  10,000               -
9304 North Miami Avenue
Miami Shores, FL 33150

All officers and directors
as a group (6 persons)              1,028,000             12.4%

(1) Assumes all Directors and officers exercise all stock options which have been granted under the Director Plan and the 1996 Plan.

(2) Includes shares to be issued upon exercise of options to officers and directors in the following amounts: Dominguez - 30,000; Krasnow - 80,000; Leopold - 20,000; Rothman - 50,000; Crapp - 10,000.

(3) Mr. Krasnow and Mr. Leopold, as officers and directors of International Asset Management Group, Inc. ("IAMG") may be deemed to be beneficial owners of the Common Stock of the Company owned by IAMG. The officers, directors and principal shareholders of IAMG are as follows:

                                         No. of Shares        Percent of
Name                 Position            Beneficially Owned   Common Stock
-------------------  ------------------  ------------------   ------------

Hershel Krasnow      Director               2,813                -

Claire Krasnow       Shareholder          278,288              3.3%

Robert M. Leopold    Officer, director,
                     shareholder          659,360*             7.8%

Richard J. Tucker    Shareholder          500,000              5.9%

Paulo Dominguez      Shareholder          460,000              5.4%

     Hershel Krasnow and Claire Krasnow are husband and wife. Mr. Krasnow does not have voting power over and disclaims beneficial ownership with respect to the shares owned by his wife.

     *Excludes 70,515 shares of common stock owned by Mr. Leopold's wife. Mr. Leopold does not have voting power with respect to such shares and disclaims beneficial ownership thereof.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and are required to furnish copies to the Company. To the best of the Company's knowledge, all reports required to be filed were timely filed in fiscal 1996.

              PROPOSAL NO. 2 - APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has recommended that the shareholders appoint
Harvey Judkowitz independent auditor to audit the Company's financial statements
for the year ending September 30, 1997.   The report of Harvey Judkowitz on the
Company's financial statements for the year ended September 30, 1996, has been submitted to the shareholders as part of the 1996 Annual Report. Mr. Judkowitz is expected to be present at the Annual Meeting with the right to make a statement if he so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2 - APPOINTMENT OF HARVEY JUDKOWITZ AS INDEPENDENT AUDITOR.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by February 15, 1998 at the Company's offices, 12000 Biscayne Boulevard, Suite 200, North Miami, Florida 33181, addressed to the Secretary, for inclusion in the Company's proxy statement and form.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the meeting. Should any other matters arise requiting the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

     A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 IS BEING MAILED TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. REQUESTS SHOULD BE MAILED TO THE SECRETARY.

DENTAL SERVICES OF AMERICA, INC.
12000 BISCAYNE BOULEVARD, SUITE 200
MIAMI, FL 33181

                                     PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Hershel Krasnow and Stanley Greenstein as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of Dental Services of America, Inc. held on record by the undersigned on May 12, 1997 at the Annual Meeting of Shareholders to be held on June 16, 1997, or any adjournment thereof.

     1.   ELECTION OF DIRECTORS

          For all nominees listed below: [_]

          Withhold authority to vote all nominees listed below: [_]

     INSTRUCTION:

     To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

               Beatrice Horton Crapp
               Paulo Dominguez
               Hershel Krasnow
               Robert E. Leopold

     2.   PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITOR

          For  [_]               Against [_]         Abstain [_]


     3    In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                   , 1997.
       ------------------                ---------------------------------
                                         (signature)

                                         ---------------------------------
                                         (signature, if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                                       8